UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) March 13, 2008

                                 MONROE BANCORP
             (Exact Name of Registrant as Specified in Its Charter)

                                    INDIANA
                 (State or Other Jurisdiction of Incorporation)

        000-31951                                        35-1594017
(Commission File Number)                      (IRS Employer Identification No.)



       210 East Kirkwood Avenue
           Bloomington, IN                                 47408
(Address of Principal Executive Offices)                 (Zip Code)

                                 (812) 336-0201
              (Registrant's Telephone Number, Including Area Code)



         (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the ExchangeAct (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the ExchangeAct (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Mark D. Bradford, the President and Chief Executive Officer of Monroe Bancorp (the "Corporation"), and John E. Christy, the President of the Central Indiana region of the Corporation, will be presenting information about the Corporation to various potential investor groups beginning on or about March 13, 2008 and continuing through April 30, 2008. Being furnished as Exhibit 99.1 are the slides used in connection with Mr. Bradford and Mr. Christy's presentation. The information included in Exhibit 99.1 is hereby incorporated by reference in this
Item 7.01.

The information in this Form 8-K, including the attached exhibit, is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for the purposes of Section18 of the Securities Exchange Act of 1934, as amended. Furthermore, the information contained in this Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Corporation.

Item 9.01 Financial Statements and Exhibits

        (d)     Exhibit 99.1 Investor Presentation

                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: March 13, 2008

                                         MONROE BANCORP




                                         /s/ Mark D. Bradford
                                         ----------------------------------
                                         Mark D. Bradford
                                         President, Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number                  Description
-------                 -----------

99.1                    Investor Presentation